The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DOWNEY SAVINGS and LOAN- SOUTHERN CALIFORNIA

Balances as of 8/01/04

Total Current Balance:	209,424,678
Total Original Balance:	209,512,997

Number Of Loans:	566

			Minimum	Maximum
Average Current Balance:	$370,008.27		$82,000.00	$2,000,000.00
Average Original Amount:	$370,164.31		$82,000.00	$2,000,000.00

Weighted Average Gross Coupon:	1.754%		1.250	4.888%
Weighted Average Gross Margin:	2.944%		2.200	3.700%
Weighted Average Max Int Rate:	10.007%		9.950	10.500%

Weighted Average Original Ltv:	71.99%		18.18	90.00%

Weighted Average Neg Amort Limit:	110		110	110
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	700		620	816

Weighted Average Original Term:	390	months	360	480	months
Weighted Average Remaining Term:	389	months	358	479	months
Weighted Average Seasoning:	1	months	1	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Top State Concentrations ($):	100.00 % California
Maximum Zip Code Concentration ($):	1.98% 92154 (San Diego, CA)

First Pay Date:			Jul 01, 2004	Aug 01, 2004
Paid To Date:			Jul 01, 2004	Aug 01, 2004
Mature Date:			Jun 01, 2034	Jul 01, 2044

Table

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
82,000 - 100,000	7	659,864.71	0.32
100,001 - 150,000	28	3,636,958.12	1.74
150,001 - 200,000	48	8,462,676.04	4.04
200,001 - 250,000	67	15,315,634.67	7.31
250,001 - 300,000	82	23,050,872.72	11.01
300,001 - 350,000	88	28,472,025.26	13.60
350,001 - 400,000	65	24,276,554.02	11.59
400,001 - 450,000	43	18,278,626.16	8.73
450,001 - 500,000	45	21,531,526.35	10.28
500,001 - 550,000	20	10,594,095.94	5.06
550,001 - 600,000	16	9,275,282.76	4.43
600,001 - 650,000	13	8,216,841.73	3.92
650,001 - 700,000	14	9,431,651.59	4.50
700,001 - 750,000	11	8,012,733.40	3.83
750,001 - 800,000	4	3,153,500.00	1.51
800,001 - 850,000	3	2,505,105.46	1.20
850,001 - 900,000	1	870,000.00	0.42
900,001 - 950,000	2	1,852,900.86	0.88
950,001 - 1,000,000	3	2,984,999.00	1.43
1,050,001 - 1,100,000	2	2,175,000.00	1.04
1,450,001 - 1,500,000	1	1,500,000.00	0.72
1,550,001 - 1,600,000	2	3,167,829.41	1.51
1,950,001 - 2,000,000	1	2,000,000.00	0.95
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	432	157,473,425.88	75.19
420	1	338,000.00	0.16
480	133	51,613,252.32	24.65
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
358 - 360	432	157,473,425.88	75.19
411 - 420	1	338,000.00	0.16
471 - 479	133	51,613,252.32	24.65
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	263	134,952,945.15	64.44
CON	303	74,471,733.05	35.56
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	369	135,405,138.16	64.66
PUD	94	44,977,449.04	21.48
Condominium	103	29,042,091.00	13.87
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	504	192,183,752.35	91.77
Investor	56	14,897,430.85	7.11
Second Home	6	2,343,495.00	1.12
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	324	109,727,924.21	52.39
Purchase	147	63,557,904.43	30.35
Rate/Term Refinance	95	36,138,849.56	17.26
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	399	157,211,847.20	75.07
Express Documentation	102	29,523,390.24	14.10
Alternative Documentation	43	12,653,335.74	6.04
Full Documentation	22	10,036,105.02	4.79
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
18.18 - 20.00	1	100,000.00	0.05
20.01 - 25.00	1	140,000.00	0.07
25.01 - 30.00	3	606,500.00	0.29
30.01 - 35.00	8	1,553,127.02	0.74
35.01 - 40.00	8	1,189,364.71	0.57
40.01 - 45.00	7	1,967,767.29	0.94
45.01 - 50.00	16	7,389,555.37	3.53
50.01 - 55.00	21	7,019,319.33	3.35
55.01 - 60.00	41	16,079,624.62	7.68
60.01 - 65.00	31	12,356,026.26	5.90
65.01 - 70.00	61	23,344,503.95	11.15
70.01 - 75.00	110	44,636,684.82	21.31
75.01 - 80.00	213	77,514,947.29	37.01
80.01 - 85.00	8	2,597,325.75	1.24
85.01 - 90.00	37	12,929,931.79	6.17
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	566	209,424,678.20	100.00
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	402	155,208,641.40	74.11
1.501 - 2.000	49	13,055,348.00	6.23
2.001 - 2.500	41	14,073,362.44	6.72
3.501 - 4.000	10	4,847,269.19	2.31
4.001 - 4.500	52	18,730,540.67	8.94
4.501 - 4.888	12	3,509,516.50	1.68
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	393	146,906,302.74	70.15
10.001 - 10.500	173	62,518,375.46	29.85
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	12	6,172,676.73	2.95
2.501 - 3.000	319	125,856,493.61	60.10
3.001 - 3.500	220	73,831,820.24	35.25
3.501 - 3.700	15	3,563,687.62	1.70
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	12	6,172,676.73	2.95
2.501 - 3.000	319	125,856,493.61	60.10
3.001 - 3.500	220	73,831,820.24	35.25
3.501 - 3.700	15	3,563,687.62	1.70
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	566	209,424,678.20	100.00
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	2	1,152,000.00	0.55
621 - 640	58	22,800,031.68	10.89
641 - 660	73	26,637,076.61	12.72
661 - 680	83	30,344,470.48	14.49
681 - 700	103	38,838,788.42	18.55
701 - 720	57	21,390,591.80	10.21
721 - 740	54	18,468,574.26	8.82
741 - 760	49	19,072,445.57	9.11
761 - 780	43	16,731,025.75	7.99
781 - 800	37	12,269,322.84	5.86
801 - 816	7	1,720,350.79	0.82
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	566	209,424,678.20	100.00
Total	566	209,424,678.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	566	209,424,678.20	100.00
Total	566	209,424,678.20	100.00